UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K

Current Report
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  04/25/2006

CV THERAPEUTICS INC
(Exact name of registrant as specified in its charter)

Commission File Number:  000-21643

DE	431570294
(State or other jurisdiction of	(IRS Employer
incorporation)	Identification No.)

3172 Porter Drive, Palo Alto, CA 94304
(Address of principal executive offices, including zip code)

650-384-8500
(Registrant’s telephone number, including area code)

Not applicable.
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[  ]   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Information to be included in the report

Item 2.02.    Results of Operations and Financial Condition

On April 25, 2006, we publicly disseminated a press release announcing financial results for the first quarter ended March 31, 2006.

The foregoing description is qualified in its entirety by reference to our press release dated April 25, 2006, a copy of which is attached hereto as Exhibit 99.1 and incorporated herein by reference.

Item 9.01.    Financial Statements and Exhibits

(c)Exhibits

99.1 Press Release dated April 25, 2006 Regarding 2006 First Quarter Financial Results

Signature(s)

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CV THERAPEUTICS INC

Date: April 25, 2006	By:	/s/ Daniel K. Spiegelman
Daniel K. Spiegelman
Senior Vice President and Chief Financial Officer (Principal financial and accounting officer)

Exhibit Index

Exhibit No.	Description
EX-99.1	Press Release Dated April 25, 2006 Regarding First Quarter Financial Results